                                                                      EXHIBIT 21

                          SUBSIDIARIES OF THE COMPANY

                                                                JURISDICTION OF
         NAME                           STRUCTURE                INCORPORATION
Astro, Hobby, West MI.,
 Renal Care Limited
 Partnership               Limited Partnership                       DE
Bay Area Dialysis
 Partnership               Partnership                               CA
Beverly Hills Dialysis
 Partnership               Partnership                               CA
Burbank Dialysis
 Partnership               Partnership                               CA
Caper S.A.                 Sociedad Anonima*                         (1)
Capital Dialysis
 Partnership               Partnership                               CA
Carroll County Dialysis
 Facility, Inc.            Corporation                               MD
Carroll County Dialysis
 Facility Limited
 Partnership               Limited Partnership                       MD
Centro Modelo Privado de
 Enfermedades Renales
 S.A.                      Sociedad Anonima*                         (1)
CERCOS S.R.L.              Sociedad de Responsibilidad Limitada      Italy
Continental Dialysis
 Center, Inc.              Corporation                               VA
Continental Dialysis
 Center of Springfield-
 Fairfax, Inc.             Corporation                               VA
Crescent City Dialysis
 Center                    Partnership                               LA
Dialysis Care of North
 Carolina, L.L.C.          Limited Liability Company                 DE
Dialysis Laboratories,
 Inc.                      Corporation                               FL
Dialysis Treatment
 Centers of Macon, L.L.C.  Limited Liability Company                 GA
East End Dialysis Center,
 Inc.                      Corporation                               VA
Eastmont Partnership       Partnership                               CA
Eaton Canyon Dialysis
 Partnership               Partnership                               CA
Enfermedades Renales--
 Centro de Dialisis S.A.   Sociedad Anonima*                         (2)
ENNE E. S.R.L.             Sociedad de Responsibilidad Limitada      Italy
Flamingo Park Kidney
 Center, Inc.              Corporation                               FL
Garey Dialysis Center
 Partnership               Partnership                               CA
Guam Renal Care
 Partnership               Partnership                               Guam
Guam Renal Management
 Partnership               Partnership                               Guam
Houston Kidney
 Center/Total Renal Care
 Integrated Services
 Network, L.P.             Partnership                               DE
Hutchinson Dialysis,
 L.L.C.                    Limited Liability Company                 KS
Kenner Dialysis            Partnership                               LA

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
                                                                JURISDICTION OF
         NAME                           STRUCTURE                INCORPORATION
Lincoln Park Dialysis
 Services, Inc.            Corporation                               IL
Los Angeles Dialysis
 Center                    Partnership                               CA
Mason-Dixon Dialysis
 Facilities, Inc.          Corporation                               MD
Moncrief Dialysis
 Center/Total Renal Care
 Limited Partnership       Limited Partnership                       DE
Nedial Napoli, S.R.L.      Sociedad de Responsibilidad Limitada      Italy
Nedial, S.R.L.             Sociedad de Responsibilidad Limitada      Italy
Nudial S.A.                Sociedad Anonima*                         (3)
Open Access Sonography     Corporation                               FL
Pacific Coast Dialysis
 Center                    Partnership                               CA
Pacific Dialysis
 Partnership               Partnership                               Guam
Peninsula Dialysis
 Centers, Inc.             Corporation                               VA
Raquemar S.A.              Sociedad Anonima                          (3)
Renal Diagnostic
 Laboratories, Inc.        Corporation                               DE
Renal Treatment Centers--
 California, Inc.          Corporation                               DE
Renal Treatment Centers--
 Hawaii, Inc.              Corporation                               DE
Renal Treatment Centers--
 Illinois, Inc.            Corporation                               DE
Renal Treatment Centers,
 Inc.                      Corporation                               DE
Renal Treatment Centers--
 Management Acquisition,
 Inc.                      Corporation                               DE
Renal Treatment Centers--
 Mid-Atlantic, Inc.        Corporation                               DE
Renal Treatment Centers--
 Northeast, Inc.           Corporation                               DE
Renal Treatment Centers--
 Southeast, Inc.           Corporation                               DE
Renal Treatment Centers--
 West, Inc.                Corporation                               DE
RTC Argentina S.A.         Sociedad Anonima                          (3)
RTC Buenos Aires S.A.      Sociedad Anonima                          (3)
RTC Cordoba S.A.           Sociedad Anonima                          (3)
RTC Holdings, Inc.         Corporation                               DE
RTC Holdings
 International, Inc.       Corporation                               DE
RTC Supply, Inc.           Corporation                               DE
RTC--Texas Acquisition,
 Inc.                      Corporation                               DE
RTC TN, Inc.               Corporation                               DE
San Gabriel Valley
 Partnership               Partnership                               CA
Servicio De Nefrologia
 Del Hospital Regional
 Espanol De Bahia Blanca
 S.A.                      Sociedad Anonima                          (4)

                                                                JURISDICTION OF
         NAME                           STRUCTURE                INCORPORATION
Servicio Integral De
 Nefrologia Y
 Hemodialisis S.A.         Sociedad Anonima                       (4)
Southwest Dialysis
 Center, Inc.              Corporation                            TX
Sunrise Dialysis
 Partnership               Partnership                            CA
Theradial S.A.             Sociedad Anonima                       (4)
Tomball Dialysis, Inc.     Corporation                            TX
Total Acute Kidney Care,
 Inc.                      Corporation                            FL
Total Nephrology Care
 Network Medical
 Associates, Inc.          Corporation                            CA
Total Renal Care (UK)
 Limited                   Corporation                            (4)
Total Renal Care
 Acquisition Corp.         Corporation                            DE
Total Renal Care/Crystal
 River Dialysis Center,
 L.L.C.                    Limited Liability Company              FL
Total Renal Care
 Hollywood Partnership     Partnership                            CA
Total Renal Care, Inc.     Corporation                            CA
Total Renal Care
 International Limited     Corporation                            (5)
Total Renal Care of New
 York, Inc.                Corporation                            NY
Total Renal Care of
 Puerto Rico, Inc.         Corporation                            Puerto Rico
Total Renal Care of Utah,
 L.L.C.                    Limited Liability Company              DE
Total Renal Care/Peralta
 Renal Center              Partnership                            CA
Total Renal Care/Piedmont
 Dialysis Center           Partnership                            CA
Total Renal Care Texas
 Limited Partnership       Limited Partnership                    DE
Total Renal Care West,
 Inc.                      Corporation                            DE
Total Renal Italia,
 S.R.L.                    Sociedad de Responsibilidad Limitada   Italy
Total Renal Research
 Institute, Inc.           Corporation                            DE
Total Renal Support
 Services, Inc.            Corporation                            DE
Total Renal Support
 Services of North
 Carolina, L.L.C.          Limited Liability Company              DE
TRC El Paso Limited
 Partnership               Limited Partnership                    DE
TRC-Petersburg, L.L.C.     Limited Liability Company              DE
TRC-Rogosin Group, L.P.    Limited Partnership                    NY
Tri-City Dialysis Center,
 Inc.                      Corporation                            VA
Unidad Modelo de
 Nefrologia y
 Hemodialysis S.A.         Sociedad Anonima*                      (1)
University Park Dialysis   Partnership                            CA
University Park Dialysis
 Partnership               Partnership                            CA
Wilshire Dialysis Center   Partnership                            CA

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(1) Cordoba, Province of Cordoba, Argentina
(2) Mendoza, Province of Mendoza, Argentina
(3) City of Buenos Aires, Argentina
(4) Argentina
(5) United Kingdom
* These entities were each originally a Sociedad de Responsibilidad Limitada (S.R.L.), but were each transformed into a Sociedad Anonima prior to acquisition by RTC Argentina S.A. The transformation in each case is still in the process of being registered before the applicable Public Register of Commerce.